UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2021

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01     Other Events

On December 29, 2021, DPL Inc. received $150 million from its parent company The AES Corporation and, in turn, made a capital contribution of $150 million to its wholly-owned subsidiary, The Dayton Power and Light Company, which does business as AES Ohio, to enable AES Ohio to seek to improve its infrastructure and modernize its grid while maintaining liquidity.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan”, “seek”, and similar words. Such forward-looking statements include, without limitation, statements with respect to infrastructure improvements, grid modernization, and liquidity maintenance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions. These assumptions include, but are not limited to, timing of events, accurate projections of market conditions and regulatory rates, future interest rates, continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in DPL’s and AES Ohio’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and AES Ohio’s 2020 Annual Report on Form 10-K. Readers are encouraged to read DPL’s and AES Ohio’s filings to learn more about the risk factors associated with DPL’s and AES Ohio’s businesses. DPL and AES Ohio undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of DPL’s or AES Ohio’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting AES Ohio’s website at www.aes-ohio.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: December 30, 2021	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel

The Dayton Power and Light Company, d/b/a AES Ohio

Date: December 30, 2021	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel